SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 5, 1997
                                                         --------------



                                AGTsports, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Colorado                      0-21914                   84-1022287
       --------                      -------                   ----------
(State of incorporation)     (Commission File Number)   (IRS Employer ID number)



               5031 S. Ulster Street, Suite 205, Denver, CO 80237
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               (Address of principal executive office)  (Zip code)


                                 (303) 220-8686
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              (Registrant's telephone number, including area code)

                                    Form 8-K
                                    --------

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Item 1.          Changes in Control of Registrant.
                 --------------------------------
                          See Item 5 below

Item 2.          Acquisition or Disposition of Assets.
                 ------------------------------------
                          Not Applicable

Item 3.          Bankruptcy or Receivership.
                 --------------------------
                          Not Applicable

Item 4.          Changes in Registrant's Certifying Accountant.
                 ---------------------------------------------
                          Not Applicable

Item 5.          Other Events.
                 ------------
                    On August 5, 1997, the Company completed an amendment to the joint venture agreement of September 15, 1995 with Global Links Trading, Ltd. (GLT), a major shareholder, and American Consolidated Growth Corporation (AMGC), a former affiliate. The amendment was precipitated by the Company's previously announced management decision to withdraw from foreign markets for the short term and to focus exclusively on the U.S. marketplace. Under the terms of the amendment, GLT has agreed to surrender 6,850,000 shares of AGTsports, Inc. common stock to the Company in return for receiving 1,000,000 non-voting convertible preferred shares of AGTsports, Inc. Each preferred share is convertible at the option of GLT into 2 voting shares of AGTsports, Inc. restricted common stock. In addition to reducing the total number of outstanding free-trading common shares of the Company, the agreement transfers management duties of the venture and GLT's 15% share of future venture revenues to AGTsports, Inc.

                    Although management can provide no assurance the effect of the amendment will result in any specific benefit for the Company, in the view of management, the potential long term economic benefits over time may have a favorable material impact on the Company's ability to expand its market presence, thereby generating new sources of revenue for the Company.

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 5th day of August, 1997.

                                             By:  /s/   Cory J. Coppage
                                                  ------------------------------
                                                        Cory J. Coppage
                                                        Secretary and Treasurer

Dated: August 5, 1997